Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS THIRD QUARTER RESULTS

Record Revenue at $140.8 Million in Q3 2004

PLEASANTON, Calif. – October 21, 2004 – Polycom®, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its operating results for the third quarter ended September 30, 2004.

Third quarter 2004 consolidated net revenues were $140.8 million, compared to $109.8 million recorded for the third quarter of 2003. Pro forma net income in the third quarter of 2004 was $19.0 million, or 19 cents per diluted share. This compares to pro forma net income of $13.6 million, or 13 cents per diluted share, for the third quarter of 2003. Pro forma financial measures exclude acquisition-related costs, purchased in-process research and development costs, amortization of purchased intangibles, restructuring costs, litigation reserves and payments, loss on strategic investments, income tax effect of the preceding adjustments, income (loss) from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes. GAAP net income for the third quarter of 2004 was $11.0 million, or 11 cents per diluted share, compared to $10.0 million, or 10 cents per diluted share, for the same period last year. During the third quarter of 2004, the Company recorded a $5 million charge related to the Collaboration Properties, Inc. litigation. Also, as previously announced, Polycom completed its acquisition of Voyant® Technologies, Inc., a leading provider of voice conferencing and collaboration network solutions on January 5, 2004.

For the nine months ended September 30, 2004, net revenues were $393.7 million, compared to $302.1 million for the first nine months of 2003. Pro forma net income for the period was $48.9 million, or 48 cents per diluted share, compared to $23.4 million, or 23 cents per diluted share for the first nine months of 2003. GAAP net income for the nine months ended September 30, 2004 was $27.2 million, or 27 cents per diluted share, compared to a GAAP net income of $9.2 million, or 9 cents per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations amounts to the respective pro forma figures, for the three and nine months ended September 30, 2004 and 2003 is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the third quarter of 2004 were comprised of 53 percent video communications, or $74.4 million; 27 percent network systems, or $37.7 million; and 20 percent voice communications, or $28.7 million. This compares to the third quarter of 2003, in which consolidated net revenues were comprised of 63 percent video communications, or $69.6 million; 19 percent network systems, or $20.9 million; and 18 percent voice communications, or $19.3 million. Certain prior year revenue items have been reclassified to conform to the current year presentation.

“Voice and video over IP (V2oIP) continues to drive our industry and Polycom’s business,” said Robert Hagerty, president and CEO. “In fact, nearly three quarters of Polycom’s revenue is already either IP connected or ready for IP connectivity. This transition in the collaborative communications market space is enabling greater deployment for enterprises and government agencies in all geographies. This is generating the opportunity for extensive use of our unified collaborative technology in the meeting room, and at the desktop—all managed by our network systems solutions. To further this growing adoption, Polycom recently announced a strategic partnership with Microsoft, integrating their leading desktop solution with Polycom’s voice, video, and network systems solutions, all seamlessly provided over a SIP network—the important, emerging protocol for IP-based rich-media communications.”

Hagerty continued, “In the new product arena, Polycom again had significant launch activity. For instance, the SoundStation® 2W, our first wireless voice product began shipping worldwide. We introduced the VSX™ 8000, our new flagship video product based on the award-winning VSX architecture. We also significantly ramped sales of our VSX3000 executive desktop product that began shipping just last quarter. For desktop deployment across an enterprise or agency, we just announced the Polycom PVX desktop video product. This product provides rich media collaboration with Polycom’s People+Content™ , standards-based AES encryption, H.264 video compression, 30 frames per second video, and Siren 14 kHz voice clarity. With these desktop additions to our full suite of voice, video, and network solutions, Polycom is uniquely positioned to deliver the ultimate communications experience for our customers worldwide.”

“We are pleased with our 5 percent sequential revenue growth in a summer quarter, representing year over year growth of 28 percent” said Michael Kourey, senior vice president, finance and administration, and CFO. “This strong revenue and resultant operating margin, coupled with our continued success in managing receivables and our record 9.1 inventory turns, yielded our twenty-sixth consecutive quarter of positive operating cash flow at $32.2 million.”

About Polycom

Polycom, Inc. is the world’s technology leader of high-quality, easy-to-use video, voice, data and web conferencing and collaboration solutions. The Polycom Office™ is our continued commitment to make distance communications as natural and interactive as being there by providing best-in-class conferencing solutions that are interoperable, integrated and intuitive to the user. The Polycom Office is based on industry standards and supported by an open architecture that promotes interoperability in multi-vendor environments and complements leading network infrastructure platforms. For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements regarding future events, future demand for our products, and the future performance of the Company that involve known and unknown risks and uncertainties, including the potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, possible delays in the development, availability and shipment of new products, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Form 10-K for 2003, and other reports filed by Polycom with the SEC.

As has been noted on the Company’s web site since October 14, 2004, Polycom will hold a conference call today, October 21, 2004, at 5:00 p.m. ET/2:00 p.m. PT to discuss its third quarter results. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, call 800-443-6324; and for callers outside of the US and Canada, call 212-676-4900, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21211356. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom, the Polycom logo, SoundStation and Voyant are registered trademarks and Polycom Office, VSX and People + Content are trademarks of Polycom in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2004, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Pro Forma Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D, Amortization of purchased intangibles, Restructuring costs, Litigation reserves and payments, Loss on strategic investments,

Income (loss) from discontinued operations and Gain from sale of discontinued operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003
Revenues:
Product revenues	$125,915	$99,727	$352,548	$273,414
Service revenues	14,853	10,055	41,194	28,722

Total revenues	140,768	109,782	393,742	302,136

Cost of revenues:
Cost of product revenues	43,010	35,439	117,978	100,828
Cost of service revenues	9,091	7,239	27,487	20,784

Total cost of revenues	52,101	42,678	145,465	121,612

Gross profit	88,667	67,104	248,277	180,524

Operating expenses:
Sales and marketing	30,822	24,569	89,560	75,478
Research and development	23,751	17,368	69,494	55,008
General and administrative	9,826	7,935	26,663	23,250

Total operating expenses	64,399	49,872	185,717	153,736

Operating income	24,268	17,232	62,560	26,788

Interest income, net	1,804	1,893	4,996	6,397
Other expense, net	(71)	(520)	(568)	(1,144)

Income before provision for income taxes	26,001	18,605	66,988	32,041
Provision for income taxes	7,020	5,023	18,087	8,651

Pro forma net income	$18,981	$13,582	$48,901	$23,390

Basic net income per share	$0.19	$0.14	$0.49	$0.24

Diluted net income per share	$0.19	$0.13	$0.48	$0.23

Weighted average shares outstanding for basic net income per share	98,950	99,208	99,553	99,154

Weighted average shares outstanding for diluted net income per share	101,353	101,157	102,057	100,388

Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses pro forma measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the pro forma results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted pro forma results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003
Revenues:
Product revenues	$125,915	$99,727	$352,548	$273,414
Service revenues	14,853	10,055	41,194	28,722

Total revenues	140,768	109,782	393,742	302,136

Cost of revenues:
Cost of product revenues	43,010	35,439	117,978	100,828
Cost of service revenues	9,091	7,239	27,487	20,784

Total cost of revenues	52,101	42,678	145,465	121,612

Gross profit	88,667	67,104	248,277	180,524

Operating expenses:
Sales and marketing	30,822	24,569	89,560	75,478
Research and development	23,751	17,368	69,494	55,008
General and administrative	9,826	7,935	26,663	23,250
Acquisition-related costs	147	—	1,328	188
Purchased in-process research and development	—	—	4,600	—
Amortization of purchased intangibles	5,717	4,398	17,797	13,193
Restructuring costs	262	—	262	5,029
Litigation reserves and payments	5,045	(65)	5,045	—

Total operating expenses	75,570	54,205	214,749	172,146

Operating income	13,097	12,899	33,528	8,378

Interest income, net	1,804	1,893	4,996	6,397
Loss on strategic investments	(19)	(483)	(16)	(597)
Other expense, net	(71)	(520)	(568)	(1,144)

Income from continuing operations before provision for income taxes	14,811	13,789	37,940	13,034
Provision for income taxes	3,978	3,854	11,388	3,676

Income from continuing operations	10,833	9,935	26,552	9,358
Income (loss) from discontinued operations, net of taxes	—	(19)	296	(695)
Gain from sale of discontinued operations, net of taxes	143	66	362	493

Net income	$10,976	$9,982	$27,210	$9,156

Basic net income per share:
Income per share from continuing operations	$0.11	$0.10	$0.27	$0.09
Income (loss) per share from discontinued operations, net	—	—	—	(0.01)
Gain per share from sale of discontinued operations, net	—	—	—	0.01

Basic net income per share	$0.11	$0.10	$0.27	$0.09

Diluted net income per share:
Income per share from continuing operations	$0.11	$0.10	$0.27	$0.09
Income (loss) per share from discontinued operations, net	—	—	—	(0.01)
Gain per share from sale of discontinued operations, net	—	—	—	0.01

Diluted net income per share	$0.11	$0.10	$0.27	$0.09

Weighted average shares outstanding for basic net income per share	98,950	99,208	99,553	99,154

Weighted average shares outstanding for diluted net income per share	101,353	101,157	102,057	100,388

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2004			September 30, 2004
	GAAP	Excluded	Pro Forma	GAAP	Excluded	Pro forma
Revenues:
Product revenues	$125,915	$—	$125,915	$352,548	$—	$352,548
Service revenues	14,853	—	14,853	41,194	—	41,194

Total revenues	140,768	—	140,768	393,742	—	393,742

Cost of revenues:
Cost of product revenues	43,010	—	43,010	117,978	—	117,978
Cost of service revenues	9,091	—	9,091	27,487	—	27,487

Total cost of revenues	52,101	—	52,101	145,465	—	145,465

Gross profit	88,667	—	88,667	248,277	—	248,277

Operating expenses:
Sales and marketing	30,822	—	30,822	89,560	—	89,560
Research and development	23,751	—	23,751	69,494	—	69,494
General and administrative	9,826	—	9,826	26,663	—	26,663
Acquisition-related costs	147	147	—	1,328	1,328	—
Purchased in-process research and development	—	—	—	4,600	4,600	—
Amortization of purchased intangibles	5,717	5,717	—	17,797	17,797	—
Restructuring costs	262	262	—	262	262	—
Litigation reserves and payments	5,045	5,045	—	5,045	5,045	—

Total operating expenses	75,570	11,171	64,399	214,749	29,032	185,717

Operating income	13,097	(11,171)	24,268	33,528	(29,032)	62,560

Interest income, net	1,804	—	1,804	4,996	—	4,996
Loss on strategic investments	(19)	(19)	—	(16)	(16)	—
Other expense, net	(71)	—	(71)	(568)	—	(568)

Income from continuing operations before provision for income taxes	14,811	(11,190)	26,001	37,940	(29,048)	66,988
Provision for income taxes	3,978	(3,042)	7,020	11,388	(6,699)	18,087

Income from continuing operations	10,833	(8,148)	18,981	26,552	(22,349)	48,901
Income from discontinued operations, net of taxes	—	—	—	296	296	—
Gain from sale of discontinued operations, net of taxes	143	143	—	362	362	—

Net income	$10,976	$(8,005)	$18,981	$27,210	$(21,691)	$48,901

Basic net income per share:
Income per share from continuing operations	$0.11	$(0.08)	$0.19	$0.27	$(0.22)	$0.49
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Basic net income per share	$0.11	$(0.08)	$0.19	$0.27	$(0.22)	$0.49

Diluted net income per share:
Income per share from continuing operations	$0.11	$(0.08)	$0.19	$0.27	$(0.21)	$0.48
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Diluted net income per share	$0.11	$(0.08)	$0.19	$0.27	$(0.21)	$0.48

Weighted average shares outstanding for basic net income per share	98,950		98,950	99,553		99,553

Weighted average shares outstanding for diluted net income per share	101,353		101,353	102,057		102,057

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30, 2003			Nine Months Ended September 30, 2003
	GAAP	Excluded	Pro Forma	GAAP	Excluded	Pro forma
Revenues:
Product revenues	$99,727	$—	$99,727	$273,414	$—	$273,414
Service revenues	10,055	—	10,055	28,722	—	28,722

Total revenues	109,782	—	109,782	302,136	—	302,136

Cost of revenues:
Cost of product revenues	35,439	—	35,439	100,828	—	100,828
Cost of service revenues	7,239	—	7,239	20,784	—	20,784

Total cost of revenues	42,678	—	42,678	121,612	—	121,612

Gross profit	67,104	—	67,104	180,524	—	180,524

Operating expenses:
Sales and marketing	24,569	—	24,569	75,478	—	75,478
Research and development	17,368	—	17,368	55,008	—	55,008
General and administrative	7,935	—	7,935	23,250	—	23,250
Acquisition-related costs	—	—	—	188	188	—
Amortization of purchased intangibles	4,398	4,398	—	13,193	13,193	—
Restructuring costs	—	—	—	5,029	5,029	—
Litigation reserves and payments	(65)	(65)	—	—	—	—

Total operating expenses	54,205	4,333	49,872	172,146	18,410	153,736

Operating income (loss)	12,899	(4,333)	17,232	8,378	(18,410)	26,788

Interest income, net	1,893	—	1,893	6,397	—	6,397
Loss on strategic investments	(483)	(483)	—	(597)	(597)	—
Other expense, net	(520)	—	(520)	(1,144)	—	(1,144)

Income from continuing operations before provision for income taxes	13,789	(4,816)	18,605	13,034	(19,007)	32,041
Provision for income taxes	3,854	(1,169)	5,023	3,676	(4,975)	8,651

Income from continuing operations	9,935	(3,647)	13,582	9,358	(14,032)	23,390

Loss from discontinued operations, net of taxes	(19)	(19)	—	(695)	(695)	—
Gain from sale of discontinued operations, net of taxes	66	66	—	493	493	—

Net income	$9,982	$(3,600)	$13,582	$9,156	$(14,234)	$23,390

Basic net income per share:
Income per share from continuing operations	$0.10	$(0.04)	$0.14	$0.09	$(0.15)	$0.24
Loss per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—

Basic net income per share	$0.10	$(0.04)	$0.14	$0.09	$(0.15)	$0.24

Diluted net income per share:
Income per share from continuing operations	$0.10	$(0.03)	$0.13	$0.09	$(0.14)	$0.23
Income (loss) per share from discontinued operations, net	—	—	—	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	—	—	—	0.01	0.01	—

Diluted net income per share	$0.10	$(0.03)	$0.13	$0.09	$(0.14)	$0.23

Weighted average shares outstanding for basic net income per share	99,208		99,208	99,154		99,154

Weighted average shares outstanding for diluted net income per share	101,157		101,157	100,388		100,388

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

	September30, 2004	December 31, 2003
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$218,703	$212,562
Short-term investments	34,815	15,703
Trade receivables, net	52,406	42,836
Inventories	22,985	24,845
Deferred taxes	24,828	20,589
Prepaid expenses and other current assets	18,535	19,472

Total current assets	372,272	336,007

Property and equipment, net	37,240	28,493
Long-term investments	278,075	368,020
Goodwill	356,598	289,508
Purchased intangibles, net	29,640	15,236
Deferred taxes	41,762	56,513
Other assets	10,280	10,013

Total assets	$1,125,867	$1,103,790

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$39,246	$36,247
Accrued payroll and related liabilities	17,576	12,644
Taxes payable	54,211	49,417
Deferred revenue	29,601	20,524
Other accrued liabilities	36,409	26,846

Total current liabilities	177,043	145,678

Long-term liabilities	10,703	28,833

Total liabilities	187,746	174,511

Stockholders’ equity	938,121	929,279

Total liabilities and stockholders’ equity	$1,125,867	$1,103,790

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2004	September 30, 2003
Cash flows from operating activities:
Net income	$27,210	$9,156
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(362)	(493)
Depreciation and amortization	14,706	11,542
Amortization of purchased intangibles	17,797	13,193
Provision for (benefit from) doubtful accounts	(210)	521
Provision for (benefit from) excess and obsolete inventories	(207)	1,459
Tax benefit from exercise of stock options	3,136	1,250
Loss on strategic investments	16	597
Amortization of unearned stock-based compensation	165	250
Purchase of in-process research and development	4,600	—
Loss on disposals of property and equipment	63	—

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(7,168)	24,250
Inventories	5,438	10,267
Prepaid expenses and other assets	4,240	(2,199)
Accounts payable	1,888	3,302
Taxes payable	3,857	2,152
Other accrued liabilities	3,930	(4,741)

Net cash provided by operating activities	79,099	70,506

Cash flows from investing activities:
Purchase of property and equipment	(13,530)	(11,670)
Purchase of licensed technology	—	(3,528)
Purchases of investments	(595,636)	(643,083)
Proceeds from sale and maturity of investments	665,163	623,666
Proceeds from sale of discontinued operations	570	1,304
Purchase of convertible note receivable	—	(522)
Net cash paid in purchase acquisitions	(95,019)	—

Net cash used in investing activities	(38,452)	(33,833)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	12,956	6,682
Repurchase of common stock	(47,462)	(6,915)

Net cash used in financing activities	(34,506)	(233)

Net increase in cash and cash equivalents	6,141	36,440
Cash and cash equivalents, beginning of period	212,562	155,191

Cash and cash equivalents, end of period	$218,703	$191,631